UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2026

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 10, 2026, ePlus inc. (“ePlus”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”), as further described in Item 5.07 below, at which ePlus’ stockholders approved an amendment to ePlus’ Amended and Restated Certificate of Incorporation to increase ePlus’ authorized shares of common stock from 50,000,000 shares to 75,000,000 shares (the “Amendment”). The Amendment was filed with the State of Delaware on September 10, 2026, and became effective on September 10, 2026. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting of ePlus inc. was held on September 10, 2026.  There were present, in person or by proxy, holders of 24,855,694 shares of our common stock, or 95.14% of all shares of common stock eligible to be voted at the meeting. The final voting results on all matters are disclosed below.

1.  Election of the following directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified (included as Proposal 1 in the Proxy Statement).  Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstain	Broker Non-Vote
Melissa J. Ballenger	23,319,974	478,023	14,792	1,042,905
Renée Bergeron	23,247,857	550,093	14,839	1,042,905
Bruce M. Bowen	23,483,662	317,487	11,640	1,042,905
John E. Callies	22,825,941	975,196	11,652	1,042,905
Ira A. Hunt, III	23,054,307	746,794	11,688	1,042,905
John M. Lutz	23,673,363	127,786	11,640	1,042,905
Mark P. Marron	23,552,618	248,643	11,528	1,042,905
Maureen F. Morrison	23,046,403	755,033	11,353	1,042,905
Michael J. Portegello	23,524,985	276,164	11,640	1,042,905

Each nominee was elected a director of ePlus.

2.  Advisory vote on the compensation of our named executive officers, as disclosed in our Proxy Statement (included as Proposal 2 in the Proxy Statement). The proposal was approved by a vote of shareholders as follows:

For:	22,592,717
Against:	886,920
Abstain:	333,152
Broker non-votes:	1,042,905

3.  Ratification of the selection of Deloitte & Touche LLP as our independent registered accounting firm for fiscal year 2027 (included as Proposal 3 in the Proxy Statement).  The proposal was approved by a vote of shareholders as follows:

For:	24,465,420
Against:	389,077
Abstain:	1,197

4.  Approval to amend ePlus' Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock. The proposal was approved by a vote of shareholders as follows:

For:	24,394,825
Against:	453,182
Abstain:	7,687

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Certificate of Amendment to the ePlus inc. Amended and Restated Certificate of Incorporation (filed herewith)

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: September 14, 2026